Chairman’s Mid-Year Update	July 16, 2010

Dear Shareholder:

Apple REIT Seven, Inc. currently owns 51 Marriott® - and Hilton®-branded hotels, with 6,426 guestrooms. With the clear goal of growing shareholder value over time, we acquired these hotels primarily on an all-cash basis and work closely with experienced third-party management companies to oversee daily operations and maximize revenue. We take great pride in the quality of our real estate, the long-tradition of award-winning hospitality that the Marriott® and Hilton® brands are known for and the overall comfort of our guests. One of the highlights of my position is interacting with our hospitality professionals and learning about the events and inspiring stories that are happening at our hotels every day.

We do our part to accommodate guests in times of need. As with most Americans, I have been deeply saddened by the oil spill in the Gulf of Mexico and its impact on our environment. Our Homewood Suites by Hilton® in downtown New Orleans, LA, has been providing the United States Coast Guard a place to call home as they facilitate clean-up efforts and we anticipate this will be a long-term piece of business. Effects on hotel operations will depend on the overall impact of the spill and extent of the clean-up. We anticipate business among our hotels in the region will result in a net positive, as we do not own resort hotels.

While our hotels have the pleasure of occasionally welcoming high-profile travelers, every single guest, from the business traveler to the vacationing family, is important to us. With a primary focus on business travel, our properties are ideally located in growing and dynamic markets that are diversified across 18 states. Special events, sports competitions and seasonal changes bring our hotels ever-changing opportunities for additional revenue growth.

For example, it seems exciting events are always happening in Apple REIT Seven’s hometown of Richmond, VA. Our full-service Marriott®, ideally located in historic downtown Richmond with 410 guestrooms and generous ballroom space, has the pleasure of welcoming a variety of guests and unique celebrations. Last fall, the hotel successfully hosted the Virginia Republican Party’s election night ceremonies, which drew thousands of guests and gained national media attention. The property is the accommodations frontrunner for the Colonial Athletic Association’s Championship basketball games in March and also hosts guests attending Virginia Commonwealth University athletic events. This fall, the hotel will be home to a gala, which is expected to bring up to 3,000 attendees.

see reverse side for more information

The brands we have aligned with are known for impeccable customer service and guest loyalty. We receive positive feedback from our guests, through brand-driven surveys and hand-written notes, on a regular basis. Here are just a few of the things our guests are saying about our hotels:

“Please know that you have several employees that go ‘above and beyond’ in customer service everyday. The atmosphere at the Homewood Suites is warm, inviting, and yet professional - a rare mix, but achieved by your team.” - Guest of our Homewood Suites by Hilton® in Mahwah, NJ

“This Hampton Inn is the absolute best we have stayed in over the past 15 years that we have been staying at Hampton Inns. Everybody was very helpful and the property was impeccable” – Guest of our Hampton Inn® in Troy, AL

“The hotel was very presentable and the staff very amicable. We had an amazing time and it was all possible thanks to the friendliness and the professionalism of the whole crew.” – Guest of our Courtyard® by Marriott® in Birmingham, AL

Signs of recovery are evident at the majority of our hotels. Although some of our markets still face economic challenges and have experienced fewer signs of recovery, we are generally optimistic that the worst is behind us. A complete summary of financial results through June 30, 2010, will be available to you in our second quarter report which is scheduled to be distributed in mid-August.

The hotel industry is an exciting one. We are very proud of the quality of our hotels and the hospitality our management companies provide our guests. If you are traveling through one of our markets, we hope you will choose one of your hotels for your accommodations and enjoy your shareholder discount of 15 percent. For more information about this program, please contact your investment counselor. Through strategic hotel ownership, we are committed to growing the value of your investment over time.

Sincerely,

Glade M. Knight
Chairman and Chief Executive Officer

This letter contains forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. Such statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of the company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include: the availability and terms of financing; changes in national regional and local economies and business conditions; the effect of environmental and other disasters; competitors within the hotel industry; and the ability of the company to implement its operating strategy and to manage planned growth.

In addition, the timing and amounts of distributions to common shareholders are within the discretion of the company’s board of directors. Although the company believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate; therefore, there can be no assurance that such statements included in this quarterly report will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the company or any other person that the results or conditions described in such statements or the objectives and plans of the company will be achieved.

“Marriott®,” “Courtyard® by Marriott®,” “SpringHill Suites® by Marriott®,” “Fairfield Inn® by Marriott®,” “Fairfield Inn & Suites® by Marriott®,” “TownePlace Suites® by Marriott® ” and “Residence Inn® by Marriott® ” are each a registered trademark of Marriott International, Inc. or one of its affiliates. All references to “Marriott” mean Marriott International, Inc. and all of its affiliates and subsidiaries and their respective officers, directors, agents, employees, accountants and attorneys. Marriott is not responsible for the content of this letter,whether relating to the hotel information, operating information, financial information, Marriott’s relationship with Apple REIT Seven or otherwise. Marriott was not involved in any way whether as an “issuer” or “underwriter” or otherwise in the Apple REIT Seven offering and received no proceeds from the offering. Marriott has not expressed any approval or disapproval regarding this letter, and the grant by Marriott of any franchise or other rights to Apple REIT Seven shall not be construed as any expression of approval or disapproval. Marriott has not assumed and shall not have any liability in connection with this letter.

“Hampton Inn®,” “Hilton Garden Inn®,” and “Homewood Suites by Hilton® ” are each a registered trademark of Hilton Hotels Corporation or one of its affiliates. All references to “Hilton” mean Hilton Hotels Corporation and all of its affiliates and subsidiaries, and their respective officers, directors, agents, employees, accountants and attorneys. Hilton is not responsible for the content of this letter, whether relating to hotel information, operating information, financial information, Hilton’s relationship with Apple REIT Seven, or otherwise. Hilton was not involved in any way, whether as an “issuer” or “underwriter” or otherwise, in the Apple REIT Seven offering and received no proceeds from the offering. Hilton has not expressed any approval or disapproval regarding this letter, and the grant by Hilton of any franchise or other rights to Apple REIT Seven shall not be construed as any expression of approval or disapproval. Hilton has not assumed and shall not have any liability in connection with this letter.